STATEMENT OF ELIGIBILITY ON FORM T-1                                EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)


1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                               TEL: (212) 270-2611
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                  --------------------------------------------

                                 AUTOZONE, INC.

               (Exact name of obligor as specified in its charter)

NEVADA                                                                62-1482048
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)


123 South Front Street
Memphis, Tennessee                                                         38103
(Address of principal executive offices)                              (Zip Code)

                                 DEBT SECURITIES
--------------------------------------------------------------------------------
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.

      General Information. Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

      Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2.

      Affiliations with Obligor. If the Obligor is an affiliate of the trustee, describe each such affiliation.

      None.

      No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

ITEM 16.

      List of Exhibits. List below all exhibits filed as part of this statement of eligibility.

      Exhibit 1.    Articles of Association of the Trustee as Now in Effect (see
                    Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

      Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 5.    Not Applicable

      Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.    Not Applicable

      Exhibit 9.    Not Applicable

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 17th day of August, 2004.

                                J. P. Morgan Trust Company, National Association


                                By /a/ Janice Ott Rotunno
                                   ----------------------------------------
                                   Janice Ott Rotunno
                                   Authorized Officer

                                    Exhibit 7

                J. P. Morgan Trust Company, National Association
                             Statement of Condition

                                 MARCH 31, 2004

                                                                        ($000)
ASSETS
    Cash and Due From Banks                                           $  27,267
    Securities                                                          134,089
    Loans and Leases                                                    106,161
    Premises and Fixed Assets                                            12,698
    Intangible Assets                                                   396,967
    Goodwill                                                            250,539
    Other Assets                                                         52,961
                                                                      ---------
         Total Assets                                                 $ 980,682
                                                                      =========
LIABILITIES
    Deposits                                                          $ 116,957
    Other Liabilities                                                   103,967
                                                                      ---------
          Total Liabilities                                           $ 220,924
                                                                      =========
EQUITY CAPITAL
    Common Stock                                                            600
    Surplus                                                             701,587
    Retained Earnings                                                    57,571
                                                                      ---------
          Total Equity Capital                                          759,758
                                                                      ---------
          Total Liabilities and Equity Capital                        $ 980,682
                                                                      =========